                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AGGRESSIVE GROWTH PORTFOLIO

1. Average Annual Total Return (As of October 31, 1995)
        P (1 + T)n = ERV

Where:          P =   a hypothetical initial payment of $1,000
                T =   average annual total return
                N =   number of years
              ERV =   ending redeemable value at the end of the period
   EXAMPLE:
        P =   $1,000
        T =   +1.69%
        N =   *
      ERV =   $1,016.90


*Since Inception on August 14, 1995

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                         CAPITAL OPPORTUNITY PORTFOLIO

1. Average Annual Total Return (As of October 31, 1995)
        P (1 + T)n = ERV

Where:          P =   a hypothetical initial payment of $1,000
                T =   average annual total return
                N =   number of years
              ERV =   ending redeemable value at the end of the period
   EXAMPLE:
        P =   $1,000
        T =   -3.19%
        N =   *
      ERV =   $968.10


*Since Inception on August 14, 1995

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       GLOBAL ASSET ALLOCATION PORTFOLIO

1. Average Annual Total Return (As of October 31, 1995)
        P (1 + T)n = ERV

Where:          P =   a hypothetical initial payment of $1,000
                T =   average annual total return
                N =   number of years
              ERV =   ending redeemable value at the end of the period
   EXAMPLE:
        P =   $1,000
        T =   +2.39%
        N =   *
      ERV =   $1,023.93

*Since Inception on August 14, 1995

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                            GLOBAL EQUITY PORTFOLIO

1. Average Annual Total Return (As of October 31, 1995)
        P (1 + T)n = ERV

Where:          P =   a hypothetical initial payment of $1,000
                T =   average annual total return
                N =   number of years
              ERV =   ending redeemable value at the end of the period
   EXAMPLE:
        P =   $1,000
        T =   +0.50%
        N =   *
      ERV =   $1,004.99

*Since Inception on August 14, 1995